Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.   )

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Filed by a Party other than the Registrant [ ]

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    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                 Countrywide Investment Trust
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      (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                          COUNTRYWIDE INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202

                                                                March 14, 2000

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Countrywide Investment Trust to be held on Wednesday, April 19, 2000 at 10:00 a.m., Eastern time, at the Trust's offices at 312 Walnut Street, 21st Floor Board Room, Cincinnati, Ohio 45202.

         As you may recall, on October 29, 1999 all of the stock of Countrywide Investments, the Trust's investment advisor, was purchased by Fort Washington Investment Advisors. Fort Washington Investment Advisors is part of The Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company. Fort Washington Investment Advisors is a registered investment advisor and the sub-advisor to several funds in the Touchstone mutual fund complex. Another member of The Western-Southern Enterprise is Touchstone Advisors, a registered investment advisor and the investment advisor to all funds in the Touchstone mutual fund complex.

         The Board of Trustees of Countrywide Investment Trust has approved a series of transactions designed to consolidate the Touchstone and Countrywide mutual fund complexes. These transactions include appointing Touchstone Advisors to serve as the investment advisor to each Fund in the Trust and appointing Fort Washington Investment Advisors to serve as the sub-advisor for each Fund. The appointment of a new investment advisor and a sub-advisor will not result in an increase in advisory fees, nor will it result in a change in the personnel currently responsible for the day-to-day management of the Funds.

         The Investment Company Act requires that shareholders approve the proposed advisory and sub-advisory agreements. You are also being asked to ratify the selection of Ernst & Young LLP as the Trust's independent public accountants for the current fiscal year. Accordingly, you are being asked to vote on these 3 matters.

         The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of each Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

                                                          Continued on next page

         YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                               Very truly yours,

                                               /s/ Robert H. Leshner

                                               Robert H. Leshner
                                               President

                          COUNTRYWIDE INVESTMENT TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000


         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Countrywide Investment Trust (the "Trust"), will be held at the Trust's offices at 312 Walnut Street, 21st Floor Board Room, Cincinnati, Ohio 45202, on Wednesday, April 19, 2000 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1.                Approval of a new investment  advisory agreement for each Fund
                  of  the  Trust  with  Touchstone  Advisors,   Inc.  to  become
                  effective on May 1, 2000. NO FEE INCREASE IS PROPOSED.

2. Approval of a new sub-advisory agreement for each Fund of the Trust with Fort Washington Investment Advisors, Inc. to become effective on May 1, 2000. THE FUNDS DO NOT PAY ANY FEES UNDER THIS AGREEMENT.

3. Ratification of the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending September 30, 2000.

4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on February 28, 2000 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                           By order of the Board of Trustees,

                                           /s/ Tina D. Hosking

                                           Tina D. Hosking
                                           Secretary

March 14, 2000

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          COUNTRYWIDE INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000

                               -------------------
                                 PROXY STATEMENT
                              --------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Countrywide Investment Trust (the "Trust") for use at the special meeting of shareholders to be held at the Trust's offices at 312 Walnut Street, 21st Floor Board Room, Cincinnati, Ohio 45202, at 10:00 a.m. on Wednesday, April 19, 2000, and at any adjournment(s) thereof. This proxy statement and form of proxy were first mailed to shareholders on or about March 15, 2000.

         The Board of Trustees of the Trust has approved a series of transactions designed to consolidate the Touchstone and Countrywide mutual fund complexes. These transactions include appointing Touchstone Advisors, Inc. to serve as the investment advisor to each Fund in the Trust and appointing Fort Washington Investment Advisors, Inc. to serve as the sub-advisor to each Fund. The appointment of a new investment advisor and a sub-advisor will not result in an increase in advisory fees, nor will it result in a change in the personnel currently responsible for the day-to-day management of the Funds. Shareholders will also vote to ratify the selection of Ernst & Young LLP as the Trust's independent accountants. Therefore, you are being asked to consider the following proposals:

1.                Approval of a new investment  advisory agreement for each Fund
                  of  the  Trust  with  Touchstone  Advisors,   Inc.  to  become
                  effective May 1, 2000.

2. Approval of a new sub-advisory agreement for each Fund of the Trust with Fort Washington Investment Advisors, Inc. to become effective May 1, 2000.

3. Ratification of the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending September 30, 2000.

         A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY MAKING A WRITTEN REQUEST DIRECTED TO MS. TINA D. HOSKING, SECRETARY, COUNTRYWIDE INVESTMENT TRUST, 312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202-4094, OR BY CALLING THE TRUST NATIONWIDE TOLL-FREE AT 800-543-0407 OR IN CINCINNATI AT (513) 629-2050.

                                   PROPOSAL 1
                 NEW ADVISORY AGREEMENT WITH TOUCHSTONE ADVISORS

Background
-----------
         Countrywide Investments, Inc. currently serves as the investment advisor to each series of the Trust. Countrywide Investments is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Fort Washington Investment Advisors.

         Touchstone Advisors currently serves as the investment advisor to each series of Touchstone Series Trust and to each series of Touchstone Variable Series Trust. Touchstone Advisors is an indirect wholly-owned subsidiary of Western-Southern Life Assurance Company, which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

         Fort Washington Investment Advisors currently serves as sub-advisor to 3 series of Touchstone Series Trust and 4 series of Touchstone Variable Series Trust. Fort Washington Investment Advisors is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

         As part of a consolidation of the Touchstone and Countrywide mutual fund complexes, management of Countrywide Investments, Touchstone Advisors and Fort Washington Investment Advisors has proposed a reorganization plan. Under the reorganization plan, Touchstone Advisors will serve as the investment advisor to each Fund in the Countrywide complex and Fort Washington Investment Advisors will serve as the sub-advisor to each Fund in the Countrywide complex, except for 2 series of Countrywide Strategic Trust, which already have a sub-advisor. Countrywide Investments will no longer serve as the investment advisor to any Fund in the Countrywide complex, but the employees of Countrywide Investments who currently provide investment advisory services to the Funds will continue to do so in their capacity as employees of Fort Washington Investment Advisors.

The Present Advisory Agreements
-------------------------------

         Countrywide Investments, 312 Walnut Street, Cincinnati, Ohio 45202, currently provides investment advisory services to the Trust. It has entered into a separate management agreement with each series of the Trust (the "Present Advisory Agreements"), including:

         Short Term Government Income Fund
         Intermediate Term Government Income Fund
         Money Market Fund
         Intermediate Bond Fund
         Institutional Government Income Fund

         The Present Advisory Agreements are substantially identical to each other in all respects, except that the advisory fee paid by the Institutional Government Income Fund is different than the advisory fee paid by the other Funds. The Present Advisory Agreements require Countrywide Investments to furnish an investment program for each Fund and to determine which securities to purchase and sell and what portion of a Fund's assets to keep uninvested.

         The Present Advisory Agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 as amended, of the Trust (the "Independent Trustees") on September 8, 1999. Each of the Present Advisory Agreements was last approved by shareholders of the applicable Fund on October 27, 1999 and became effective on October 29, 1999. The Present Advisory Agreements were submitted to shareholders of the Funds in 1999 in connection with the acquisition of Countrywide Investments by Fort Washington Investment Advisors.

         During the fiscal year ended September 30, 1999, the Funds paid to Countrywide Investments advisory fees (net of voluntary fee waivers) as shown in the table below. There is no assurance that any fee waivers will continue in the future.


                                       Advisory Fees             Annual Advisory
                                       Paid (net of fee          Fee Rate (gross
                                       (waivers)                 of fee waivers)

Short Term Government Income Fund            $522,067            .47% of average net assets

Intermediate Term Government Income Fund     $231,334            .50% of average net assets

Money Market Fund                              $9,817            .50% of average net assets

Intermediate Bond Fund                        $28,575            .50% of average net assets

Institutional Government Income Fund          $58,177            .20% of average net assets


The New Advisory Agreement
--------------------------

         Under the reorganization plan, the Trust, on behalf of each Fund, will enter into a new investment advisory agreement with Touchstone Advisors (the "New Advisory Agreement"). The New Advisory Agreement appoints Touchstone Advisors to manage the investment and reinvestment of the assets of each Fund, subject to the control and direction of the Trust's Board of Trustees. The New Advisory Agreement authorizes Touchstone Advisors to employ, at its own expense, one or more sub-advisors for any Fund. Touchstone Advisors, on behalf of each Fund, intends to enter into sub-advisory agreements with Fort Washington Investment Advisors (the "New Sub-Advisory Agreements").

         Touchstone Advisors will receive from the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Money Market Fund and the Intermediate Bond Fund a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $50 million, 0.45% of such assets from $50 million to $150 million, 0.40% of such assets from $150 million to $250 million, and 0.375% of such assets in excess of $250 million. Touchstone Advisors will receive from the Institutional Government Income Fund a fee at an annual rate of 0.20% of the average daily net assets of the Fund. These are the same fees that Countrywide Investments currently receives from each Fund under the Present Advisory Agreements.

         The New Advisory Agreement differs materially from the Present Advisory Agreements in the following ways:

o The New Advisory Agreement authorizes Touchstone Advisors to employ, at its expense, one or more sub-advisors for any Fund. Each sub-advisor will make all determinations with respect to the investment of assets and will place orders for the execution of portfolio transactions. The Present Advisory Agreements do not contain similar provisions.

o The New Advisory Agreement provides that Touchstone Advisors will pay the salaries and fees of all Trustees, officers and employees of the Trust who are affiliates of Touchstone Advisors, while the Present Advisory Agreements provide that Countrywide Investments will pay the salaries and fees of any persons rendering services to the Funds who are officers, directors, stockholders or employees of Countrywide Investments.

o The Present Advisory Agreements provide that Countrywide Investments will pay all advertising and promotion expenses related to the sale and distribution of the Funds' shares which are not assumed by the Funds under their plans of distribution. The New Advisory Agreement does not provide that Touchstone Advisors will pay such costs. Touchstone Securities, Inc., the Trust's principal underwriter, will pay all advertising and promotion expenses related to the sale and distribution of the Funds' shares which are not assumed by the Funds under their plans of distribution.

o The New Advisory Agreement contains a clause that relieves Touchstone Advisors from liability for delays or errors beyond its control, such as acts of God, war or failure of communication or power supply. The Present Advisory Agreements do not contain a similar provision.

o The New Advisory Agreement may not be amended unless approved by the Board of Trustees, and approved by shareholders if required by applicable SEC rules and regulations. The Present Advisory
              Agreements may not be amended unless approved by the Board of Trustees and by shareholders.

o The Present Advisory Agreements direct Countrywide Investments to seek best qualitative execution when selecting brokers and dealers to execute purchase and sale transactions on behalf of the Funds and authorize Countrywide Investments to pay brokers who also provide research services a higher commission than another broker would charge if Countrywide Investments determines that the amount of commission is reasonable in relation to the value of the brokerage and research services provided. The Present Advisory Agreements also authorize Countrywide Investments to give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers. The New Advisory Agreement does not contain similar provisions; however substantially similar provisions are contained in the New Sub-Advisory Agreements.

         If the New Advisory Agreement is approved by shareholders of a Fund and a New Sub-Advisory Agreement is approved by shareholders of that Fund, the New Advisory Agreement will become effective on May 1, 2000. The New Advisory Agreement will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved
(1) by the Board of Trustees or (2) by a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of a Fund. In either event the continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

         The New Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the affected Fund or (3) by Touchstone Advisors. The New Advisory Agreement will automatically terminate in the event of its assignment.

         The New Advisory Agreement  provides that Touchstone  Advisors will not be liable for any act or omission in connection with the services that it provides to a Fund or for any losses that may be sustained in the purchase, holding or sale of any security, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of Touchstone Advisors. The Present Advisory Agreements contain provisions that are substantially similar to those in the New Advisory Agreement.

         The form of the New Advisory Agreement for the Funds is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

         If the New Advisory Agreement is not approved by shareholders of a Fund, Countrywide Investments will continue to serve as the investment advisor to that Fund pursuant to the terms of the applicable Present Advisory Agreement. If the New Advisory Agreement is approved by shareholders of a Fund but the New Sub-Advisory Agreement is not approved by shareholders of that Fund, Countrywide Investments will continue to serve as the investment advisor to that Fund pursuant to the terms of the applicable Present Advisory Agreement.

Information Concerning Touchstone Advisors
------------------------------------------

         Touchstone Advisors, located at 311 Pike Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of IFS Financial Services, Inc. IFS Financial Services, also located at 311 Pike Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of Western-Southern Life Assurance Company, which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company are both located at 400 Broadway, Cincinnati, Ohio 45202.

         The table below gives the name, address and principal occupation of each current director and principal executive officer of Touchstone Advisors. Jill T. McGruder is also a Trustee of the Trust.

Name and Address                       Position with Touchstone           Principal Occupation
-------------------------------------- ---------------------------------- --------------------------------------------

Jill Tripp McGruder                    President, Chief Executive         President, Chief Executive Officer and
311 Pike Street                        Officer and Director               Director of IFS Financial Services, Inc.
Cincinnati, OH  45202                                                     and Touchstone Securities, Inc.
                                                                          Director of Countrywide Investments
                                                                          Senior Vice President of The Western and
                                                                          Southern Life Insurance Company

Teresa Ann Siegel                      Vice President and Chief           Chief Financial Officer of IFS Financial
311 Pike Street                        Financial Officer                  Services, Inc.
Cincinnati, OH  45202

Patricia Jean Wilson                   Chief Compliance Officer           Chief Compliance Officer of Touchstone
311 Pike Street                                                           Securities, Inc.
Cincinnati, OH  45202                                                     Director of Compliance of IFS Financial
                                                                          Services, Inc.

Donald Joseph Wuebbling                Director                           Director of Touchstone Securities, Inc.
400 Broadway                                                              Vice President and General Counsel of The
Cincinnati, OH  45202                                                     Western and Southern Life Insurance Company

James Norman Clark                     Director                           Director of Touchstone Securities, Inc.
311 Pike Street                                                           Executive Vice President and Director of
Cincinnati, OH  45202                                                     The Western and Southern Life Insurance
                                                                          Company

William Francis Ledwin                 Director                           President and Director of Fort Washington
420 East Fourth Street                                                    Investment Advisors
Cincinnati, OH  45202                                                     Director of Countrywide Investments
                                                                          Vice President and Chief Investment
                                                                          Officer of Columbus Life Insurance Company
                                                                          Senior Vice President and Chief Investment
                                                                          Officer of The Western and Southern Life
                                                                          Insurance Company

         Touchstone Advisors serves as investment advisor to the Touchstone funds listed in Exhibit C, each of which is a series of a registered investment company. The funds listed in Exhibit C have investment objectives similar to those of the Funds. Exhibit C also includes information about the net assets, advisory fee and sub-advisory fee of each of these funds.

                                   PROPOSAL 2
                           NEW SUB-ADVISORY AGREEMENTS
                    WITH FORT WASHINGTON INVESTMENT ADVISORS

The New Sub-Advisory Agreements
-------------------------------

         The New Advisory Agreement provides that Touchstone Advisors may employ one or more sub-advisors for any Fund. If the New Advisory Agreement is approved by shareholders, Touchstone Advisors will appoint Fort Washington Investment Advisors to serve as the sub-advisor to each Fund. Fort Washington Investment

Advisors was founded in 1990 and provides investment advisory services to institutional and high net worth individual clients as well as to investment companies.

         Under the terms of each New Sub-Advisory Agreement, Fort Washington Investment Advisors will manage the investment and reinvestment of the assets of the Funds and will place orders for the execution of all portfolio transactions of the Funds, subject to the control and direction of the Board of Trustees and Touchstone Advisors. Fort Washington Investment Advisors will receive a fee equal to a percentage of a Fund's average daily net assets as follows:


 Short Term Government Income Fund             .15% of average net assets

 Intermediate Term Government Income Fund      .20% of average net assets

 Money Market Fund                             .15% of average net assets

 Intermediate Bond Fund                        .30% of average net assets

 Institutional Government Income Fund          .05% of average net assets

          Touchstone Advisors, not the Funds, will pay for the services provided by Fort Washington Investment Advisors. Fort Washington Investment Advisors will pay its expenses of providing services to the Funds except for those expenses which are undertaken by Touchstone Advisors or the Trust.

         If the New Advisory Agreement is approved by shareholders of a Fund and a New Sub-Advisory Agreement is approved by shareholders of that Fund, the New Sub-Advisory Agreement for that Fund will become effective on May 1, 2000. Each New Sub-Advisory Agreement provides that it will continue in effect for two years and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of a Fund. In either event, continuance of the New Sub-Advisory Agreement must also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

         Each New Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by Touchstone Advisors,
(2) by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund or (3) by Fort Washington Investment Advisors. Each New Sub-Advisory Agreement automatically terminates in the event of its assignment.

         The New Sub-Advisory Agreements provide that Fort Washington Investment Advisors will not be liable for any act or omission in connection with the services that Fort Washington Investment Advisors provides to a Fund or for any losses that may be sustained in the purchase, holding or sale of any security, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of Fort Washington Investment Advisors.

         The form of the New Sub-Advisory Agreements for the Funds is attached as Exhibit B. You should read the agreement. The description in this Proxy Statement of the New Sub-Advisory Agreements is only a summary.

         If a New Sub-Advisory Agreement is not approved by shareholders of a Fund, Countrywide Investments will continue to serve as the investment advisor to that Fund pursuant to the terms of the applicable Present Advisory Agreement and the Fund will not have a sub-advisor. If a New Sub-Advisory Agreement is approved by shareholders of a Fund but the New Advisory Agreement is not approved by the shareholders of that Fund, Countrywide Investments will continue to serve as the investment advisor to that Fund pursuant to the terms of the applicable Present Advisory Agreement.

Information Concerning Fort Washington Investment Advisors
----------------------------------------------------------

         Fort Washington Investment Advisors, located at 420 East Fourth Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, located at 400 Broadway, Cincinnati, Ohio 45202.

         The table below gives the name, address and principal occupation of each current director and principal executive officer of Fort Washington Investment Advisors.

Name and Address              Position with Fort Washington          Principal Occupation
----------------------------- -------------------------------------- ------------------------------------------------

William J. Williams           Chairman and Director                  Chairman of the Board of The Western and Southern
400 Broadway                                                         Life Insurance Company
Cincinnati, OH  45202

William Francis Ledwin        President and Director                 President and Director of Touchstone Advisors
420 East Fourth Street                                               Director of Countrywide Investments
Cincinnati, OH  45202                                                Vice President and Chief Investment Officer of
                                                                     Columbus Life Insurance Company
                                                                     Senior Vice President and Chief Investment
                                                                     Officer of The Western and Southern Life
                                                                     Insurance Company

James J. Vance                Vice President and Treasurer           Vice President and Treasurer of The Western and
400 Broadway                                                         Southern Life Insurance Company
Cincinnati, OH  45202

         Fort Washington Investment Advisors serves as sub-advisor to the Touchstone funds listed in Exhibit C, each of which is a series of a registered investment company. The Funds listed in Exhibit C have investment objectives similar to those of the Funds. Exhibit C also includes information about the net assets, advisory fee and sub-advisory fee of each of these funds.

                                PROPOSALS 1 AND 2
                       EVALUATION BY THE BOARD OF TRUSTEES

         On February 15, 2000, the Board of Trustees, including all of the Independent Trustees, by a vote cast in person, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreements, subject to the required shareholder approval described in this Proxy Statement.

         In determining to recommend approval of the New Advisory Agreement and the New Sub-Advisory Agreements to shareholders of the Trust, the Independent Trustees separately and the entire Board of Trustees considered the following information:

o information about the operations of Touchstone Advisors and Fort Washington Investment Advisors, including information regarding the performance of the Touchstone funds managed by Touchstone Advisors and Fort Washington Investment Advisors; and

o information about the background and experience of the investment advisory personnel of Fort Washington Investment Advisors and the nature and quality of services expected to be rendered to the Trust by Touchstone Advisors and Fort Washington Investment Advisors.

         The Board of Trustees further considered that the fees to be paid by the Funds under the New Advisory Agreement will be the same as those under the Present Advisory Agreements, and that the terms of the New Advisory Agreement are similar to the terms of the Present Advisory Agreements.

         In making its determination, the Board considered management's representations that the employees of Countrywide Investments who are currently responsible for the daily management of the Funds will continue to manage the Funds in their capacity as employees of Fort Washington Investment Advisors, thereby providing continuity of management to shareholders of the Funds.

         The Board also considered that the Funds may benefit from an additional layer of professional management expertise through the employment of both an investment advisor and a sub-advisor, at no extra cost to the Funds. The Trustees determined that the retention of Touchstone Advisors and Fort Washington Investment Advisors to provide advisory and sub-advisory services to the Funds will not materially affect the level or quality of investment advisory services currently provided to the Funds.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENTS.

                                   PROPOSAL 3
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         On February 15, 2000, the Board of Trustees, including a majority of the Independent Trustees selected Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending September 30, 2000. The employment of Ernst & Young LLP is conditional upon the right of the Trust, or a vote of a majority of its outstanding shares, to terminate the employment without any penalty. If the Trust's shareholders do not ratify the selection of Ernst & Young LLP, other certified public accountants will be considered for selection by the Board of Trustees.

         Arthur Andersen LLP has acted as the Trust's independent public accountants from 1981 through its most recently completed fiscal year. During the Trust's two most recent fiscal years or any period before, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused Arthur Andersen to make a reference to the subject matter or the disagreements in connection with its reports.

         Representatives of Ernst & Young and Arthur Andersen are not expected to be present at the meeting although they will have an opportunity to make a statement, if they desire to do so. If representatives of Ernst & Young or Arthur Andersen are present, they will be available to respond to appropriate questions from shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. Your proxy, if properly executed, duly returned and not revoked or if properly voted by phone, will be voted according to the instructions on the proxy.

         A properly executed proxy that has no voting instructions with respect to a proposal will be voted for that proposal. In addition, proxies will be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any matter to come before the meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement.

         You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Trust, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

         For your convenience, you can vote your proxy (1) by dating, signing and mailing back the enclosed proxy, or (2) by calling and voting by telephone. Your proxy contains specific instructions on how to vote by telephone.

                              COST OF SOLICITATION

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $14,800, and will be paid by Touchstone Advisors.

         As necessary, the Trust will engage D.F. King & Co., Inc. to assist with proxy solicitation on a Fund by Fund basis at a projected fee of $3,000 per Fund plus reasonable expenses. The cost of these services will be paid by Touchstone Advisors.

         Touchstone Advisors will also pay the printing and postage costs of the solicitation. Touchstone Advisors will reimburse MIS, D.F. King, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by these persons.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Funds. This solicitation may be by telephone, facsimile or otherwise.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date
-----------

         The Board of Trustees has fixed the close of business on February 28, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of 6 separate funds, the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Money Market Fund, the Intermediate Bond Fund and the Institutional Government Income Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares.

         As of the record date there were 209,415,543.913 shares of beneficial interest, no par value, of the Trust outstanding, comprised of shares of each Fund as follows:

  Name of Fund                                      Number of Shares Outstanding
  -----------------------------------------------------------------------------

  Short Term Government Income Fund                            125,122,798.070

  Intermediate Term Government Income Fund                       3,623,557.258

  Adjustable Rate U.S. Government Securities Fund                  653,263.263

  Money Market Fund                                             28,711,743.380

  Intermediate Bond Fund                                           470,850.972

  Institutional Government Income Fund                          50,833,330.970

         Shares of the Adjustable Rate U.S. Government Securities Fund will not vote on the proposals set forth in this Proxy Statement since the Fund will be terminated on or about May 1, 2000. All other shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Voting
-----------------

         PROPOSALS 1 AND 2. Each Fund will vote separately on Proposal 1 and on Proposal 2. If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with Touchstone Advisors and the New Sub-Advisory Agreement with Fort Washington Investment Advisors. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

         PROPOSAL 3. The Funds will vote together on Proposal 3. The vote of a simple majority of the shares voted is required for the ratification of the selection of Ernst & Young as the Trust's independent public accountants.

         If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on Proposal 1 or Proposal 2 effectively will be a vote against the applicable proposal.

         The Trustees of the Trust intend to vote all of their shares in favor of the proposals described in this Proxy Statement.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

         On February 28, 2000, the following persons owned 5% or more of the outstanding shares of the Trust or a Fund.

                                                                              Amount Owned                Percentage of
Name of Fund                 Name and Address of Record Owner                 of Record                   Outstanding Shares
---------------------------- ------------------------------------------------ -------------------------- --------------------------

Short Term Government        Bear Stearns & Co.                               9,607,541.000                   7.68%
Income Fund                  FBO a Customer
                             1 Metrotech Center North
                             Brooklyn, NY 11201

Intermediate Term            Citizens Business Bank, Trustee                    553,485.210                   15.28%
Government Income Fund       FBO Countrywide Credit Industries, Inc.
                             Defined Benefit Pension Plan
                             225 E. Colorado Boulevard
                             Pasadena, CA 91102

Money Market Fund            Firstar Bank, N.A.                               1,675,939.520                    5.84%
                             Attn: Mutual Fund Trading
                             777 E. Wisconsin Avenue
                             Milwaukee, WI 53201
                                                                              4,301,539.450                   14.98%
                             James Money Market Account
                             FBO Its Customers
                             312 Walnut Street, 21st Floor
                             Cincinnati, OH 45202

Intermediate Bond Fund       HSBC Bank USA                                        43,806.607                   9.30%
                             Custodian for Industry & Local 338 PTF
                             Amivest DIM
                             P.O. Box 1329
                             Buffalo,  NY 14240
                                                                                  84,711.992                  17.99%
                             Amivest Corp.
                             TWU-Westchester Private Business Lines
                             Pension Trust
                             767 5th Avenue
                             New York, NY 10153
                                                                                  97,695.526                  20.75%
                             Band & Co.
                             c/o Firstar East
                             P.O. Box 1787
                             Milwaukee, WI 53201

Institutional Government     Firstar Bank, N.A.                               3,254,973.130                    6.40%
Income Fund                  425 Walnut Mail Location  6120
                             Cincinnati, OH 45202

                             Scudder Trust Company
                             FBO Countrywide Credit Industries, Inc.         10,247,200.790                    20.16%
                             Tax Deferred Savings & Supplemental  Investment
                             Plan Trust
                             5375 Mira Sorrento Suite 700
                             San Diego, CA 92121

                             Bear Stearns & Co.                               3,520,602.000                     6.93%
                             FBO a Customer
                             1 Metrotech Center North
                             Brooklyn, NY 11201

         No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% of more of the outstanding shares of the Trust (or any Fund) on the record date.

         The following table sets forth the shares of each Fund beneficially owned, as of February 28, 2000, by the Trustees of the Trust:

Trustee                    Shares Beneficially Owned*                  Percentage of Fund
-------                    --------------------------                  ------------------

Robert H. Leshner,         5,137.69 shares of the                               **
  President and Trustee    Short Term Government Income Fund

H. Jerome Lerner,          1,260.67 shares of the                               **
  Trustee                  Short Term Government Income Fund





Oscar P. Robertson,        6,358.20 shares of the                               **
   Trustee                 Short Term Government Income Fund

                           3,141.83 shares of the                               **
                           Intermediate Term Government Income Fund

*        Has sole voting and sole investment power unless otherwise noted.
**       Less than 1% of the outstanding shares of the Fund.

         On February 28, 2000, all Trustees and executive officers as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.

           INFORMATION CONCERNING THE TRUST'S OTHER SERVICE PROVIDERS

Transfer, Accounting and Administrative Agent
---------------------------------------------

         Countrywide Fund Services, Inc. provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of Countrywide Fund Services is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Countrywide Fund Services is an affiliate of Countrywide Investments, Touchstone Advisors and Fort Washington Investment Advisors.

         During the fiscal year ended September 30, 1999, it received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing services agent as follows:

                                                   As Transfer and Shareholder Servicing     As Accounting and Pricing
                                                                   Agent                           Services Agent
-------------------------------------------------- --------------------------------------- -------------------------------

Short Term Government Income Fund                                 $170,668                            $36,000

Intermediate Term Government Income Fund                          $38,636                             $24,500

Money Market Fund                                                 $33,448                             $24,000

Intermediate Bond Fund                                            $12,000                             $24,000

Institutional Government Income Fund                              $17,707                             $25,500

         Countrywide Fund Services will continue to provide transfer agent, shareholder servicing and accounting and pricing services to the Trust at the same rates as are currently in effect after the consolidation of the Touchstone and Countrywide mutual fund complexes.

         Countrywide Fund Services also provides administrative services to the Funds. In this capacity, Countrywide Fund Services supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. Countrywide Investments (not the Funds) pays Countrywide Fund Services a fee of $37,500 per month for these services, which is allocated among the Trust, Countrywide Strategic Trust and Countrywide Tax-Free Trust based upon the level of assets. If the New Advisory Agreement and New Sub-Advisory
Agreements are approved, Touchstone Advisors (not the Funds) will pay Countrywide Fund Services for these services.

Principal Underwriter
---------------------
         Countrywide Investments, 312 Walnut Street 21st Floor, Cincinnati, Ohio 45202, currently serves as the Trust's principal underwriter. During the fiscal year ended September 30, 1999, the Trust paid Countrywide Investments $1,421 in underwriting commissions.

         After the consolidation of the Touchstone and Countrywide mutual fund complexes, Touchstone Securities, Inc., 311 Pike Street, Cincinnati, Ohio 45202, will serve as the Trust's principal underwriter. Touchstone Securities is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may under certain conditions be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion. You should be aware that the Trust generally does not hold annual meetings of shareholders.

                                 OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to in the Proxy Statement or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters that may be presented by others. If any other business properly comes before the meeting, the proxy holders intend to vote on the other business in accordance with their best judgment.

                                           By Order of the Board of Trustees,

                                           /s/ Tina D. Hosking

                                           Tina D. Hosking, Secretary

Date: March 14, 2000

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR VOTE BY PHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY.

                               EXHIBIT A

                  FORM OF INVESTMENT ADVISORY AGREEMENT
                      COUNTRYWIDE INVESTMENT TRUST

         INVESTMENT ADVISORY AGREEMENT, dated as of ______________, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and COUNTRYWIDE INVESTMENT TRUST, a Massachusetts business trust created pursuant to a Declaration of Trust dated December 7, 1980, as amended from time to time (the "Trust").

         WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

         WHEREAS, shares of beneficial interest in the Trust are divided into separate series (each, along with any series which may in the future be established, a "Fund"); and

         WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisors Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE ADVISOR. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of each Fund subject to the control and direction of the Trust's Board of Trustees, for the period on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISOR. In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more sub-advisors for any Fund. Any agreement between the Advisor and a sub-advisor shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Advisor undertakes to provide the following services and to assume the following obligations:

              a) The Advisor will manage the investment and reinvestment of the assets of each Fund, subject to and in accordance with the respective investment objectives and policies of each Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor may engage separate investment advisors ("Sub-Advisor(s)") to make all determinations with respect to the investment of the assets of each Fund, to effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by each Sub-Advisor shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Advisor shall, and shall cause each Sub-Advisor to, render regular reports to the Trust's Board of Trustees concerning the Trust's and each Fund's investment activities.

                  b) The Advisor shall, or shall cause the respective Sub-Advisor(s) to place orders for the execution of all portfolio transactions, in the name of the respective Fund and in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Advisor shall create and maintain (or cause the Sub-Advisors to create and maintain) all necessary brokerage records for each Fund, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor (or Sub-Advisor) for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  c) In the event of any reorganization or other change in the Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Advisor shall give the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  d) The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Advisor.

                  e) The Advisor will manage, or will cause the Sub-Advisors to manage, the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3. EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Trust's auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies;
(vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or shares of the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any.

         4.       COMPENSATION OF THE ADVISOR.

                  a) As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Fund set forth on Schedule 1 attached hereto (and with respect to any future Fund, such percentage as the Trust and the Advisor may agree to from time to time). Such fee shall be computed and accrued daily. If the Advisor serves as investment advisor for less than the whole of any period specified in this
                      Section 4a, the compensation to the Advisor shall be prorated. For purposes of calculating the Advisor's fee, the daily value of each Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

                  b) The Advisor will pay all fees owing to each Sub-Advisor, and the Trust shall not be obligated to the Sub-Advisors in any manner with respect to the compensation of such Sub-Advisors.

                  c) The  Advisor  reserves  the right to waive all or a part of its fee.

         5. ACTIVITIES OF THE ADVISOR. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

         6. USE OF NAMES. The Trust will not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Advisor will not use the name of the Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; except that the Advisor may use such name in any document which merely refers in accurate terms to the appointment of the Advisor hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

                  The Trustees of the Trust acknowledge that the Advisor has reserved for itself the rights to the name "___________Investment Trust" (or any similar names) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

         7.       LIMITATION OF LIABILITY OF THE ADVISOR.

                  a) Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder in any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 7, the term "Advisor" shall include Touchstone Advisors, Inc. and/or any of its affiliates and the directors, officers and employees of Touchstone Advisors, Inc. and/or any of its affiliates.

                  b) The Trust will indemnify the Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the Advisor shall provide security in form and amount acceptable to the Trust for its undertaking;
                      (ii) the Trust is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Advisor will ultimately be found to be entitled to indemnification.

         8. LIMITATION OF TRUST'S LIABILITY. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the holders of the shares of any Fund nor from any Trustee, officer, employee or agent of the Trust.

         9. FORCE MAJEURE. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.      RENEWAL, TERMINATION AND AMENDMENT.

                  a) This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and it shall continue indefinitely thereafter as to each Fund, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the affected Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b) This Agreement may be terminated at any time, with respect to any Fund(s), without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust.

                  c) This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of any Fund affected by such change. This Agreement shall terminate automatically in the event of its assignment.

                  d) The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of December 7, 1980, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.


                                        COUNTRYWIDE INVESTMENT TRUST



                                        By:_________________________



                                        TOUCHSTONE ADVISORS, INC.



                                        By:____________________________

SCHEDULE I

SHORT TERM GOVERNMENT INCOME FUND
INTERMEDIATE TERM GOVERNMENT INCOME FUND
MONEY MARKET FUND
INTERMEDIATE BOND FUND

Each Fund pays the Advisor a fee equal to the annual rate of 0.50% on the first $50 million of average daily net assets; 0.45% of the next $100 million of average daily net assets; 0.40% of the next $100 million of average daily net assets and 0.375% of such assets in excess of $250 million.

INSTITUTIONAL GOVERNMENT INCOME FUND

The Fund pays the Advisor a fee equal to the annual rate of 0.20% of average daily net assets.

                                    EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT
                          COUNTRYWIDE INVESTMENT TRUST


         This SUB-ADVISORY AGREEMENT is made as of ______________, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and Fort Washington Investment Advisors, Inc., an Ohio corporation (the "Sub-Advisor").

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisors Act of 1940, as amended, and has been retained by Countrywide Investment Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated December 7, 1980 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the ___________ Fund (the "Fund"); and

         WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisors Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisors Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

           2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

                  a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

                  b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

                  c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by
         Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund

         (including  commissions,  which  may not be the  lowest  available  but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       COMPENSATION OF THE SUB-ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to ____% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

                  b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such
Board of Trustees  reasonably  shall  request) (i) the  financial  condition and prospects  of the  Sub-Advisor,  (ii) the  nature  and  amount  of  transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

         It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

         The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

         7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

         8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         9.       RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this
         Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

                  d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 420 East Fourth Street, Cincinnati, Ohio 45202.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                            TOUCHSTONE ADVISORS, INC.


                            By:______________________
                            Name: Jill T. McGruder
                            Title: President


                            FORT WASHINGTON INVESTMENT
                            ADVISORS, INC.

                            By:________________________
                            Name: William F. Ledwin
                            Title: President

                                    EXHIBIT C

The advisory fees and sub-advisory fees in the following table are shown as a percentage of average daily net assets of the applicable Touchstone Fund. Each Touchstone Fund pays the applicable advisory fee to Touchstone Advisors. Touchstone Advisors, not the Touchstone Fund, pays the applicable sub-advisory fee to Fort Washington Investment Advisors. During the fiscal year ended December 31, 1999, Touchstone Advisors waived all or a portion of its advisory fees for each Fund. There is no assurance that any fee waivers will continue in the future.

                                Net Assets                                              Annual Sub-Advisory Fee Paid
Touchstone Series Trust         As of March 1, 2000     Annual Advisory Fee             to Fort Washington
------------------------------- ----------------------- ------------------------------- ------------------------------

Touchstone Income Opportunity     $   7,870,987         0.65% of average daily net      Not applicable
Fund                                                    assets

Touchstone Bond Fund              $  19,037,998         0.55% of average daily net      0.30% of average daily net
                                                        assets                          assets

Touchstone Standby Income Fund    $  15,141,930         0.25% of average daily net      0.15% of average daily net
                                                        assets                          assets




Touchstone Variable Series      Net Assets                                              Annual Sub-Advisory Fee Paid
Trust                           As of March 1, 2000     Annual Advisory Fee             to Fort Washington
------------------------------- ----------------------- ------------------------------- ------------------------------

Touchstone Income Opportunity       $24,355,758         0.65% of average daily net      Not applicable
Fund                                                    assets

Touchstone Bond Fund                $33,742,096         0.55% of average daily net      0.30% of average daily net
                                                        assets                          assets

Touchstone Standby Income Fund      $28,754,941         0.25% of average daily net      0.15% of average daily net
                                                        assets                          assets

Touchstone High Yield Fund          $14,522,055         0.60% of average daily net      0.40% of average daily net
                                                        assets                          assets


TO VOTE BY TELEPHONE:
1.   Read the Proxy Statement and have your Proxy Card at hand.
2.   Call toll-free 1-888-221-0697
3.   Enter the 14-digit Control Number found on your Proxy Card.
4.   Follow the simple instructions.

            Please fold and detach card at perforation before mailing

                                      PROXY

                          COUNTRYWIDE INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000

     The undersigned shareholder of Countrywide Investment Trust (the "Trust") hereby nominates, constitutes and appoints Robert H. Leshner and Maryellen Peretzky, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in the 21st Floor Board Room, 312 Walnut Street, Cincinnati, Ohio 45202, on Wednesday, April 19, 2000 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as set forth herein:


                           PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.


                            DATED: ___________________, 2000


                            Signature(s) (if held jointly)

                           (Please date this proxy and sign your name as it
                            appears  at  left.  Executors,   administrators,
                            trustees, etc. should give their full titles. All joint owners should sign.)

           Please fold and detach card at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST A WRITTEN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS 1, 2 AND 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. ON OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                           FOR         AGAINST           ABSTAIN
                                           [ ]           [ ]               [ ]
1.   APPROVAL OF NEW INVESTMENT ADVISORY
     AGREEMENT WITH TOUCHSTONE ADVISORS,
     INC.

                                           FOR         AGAINST           ABSTAIN
                                           [ ]           [ ]               [ ]
2.   APPROVAL   OF   NEW    SUB-ADVISORY
     AGREEMENT   WITH  FORT   WASHINGTON
     INVESTMENT ADVISORS, INC.

                                           FOR         AGAINST           ABSTAIN
                                           [ ]           [ ]               [ ]
3.   RATIFICATION OF THE SECECTION OF ERNST &
     YOUNG  LLP  AS  INDEPENDENT  PUBLIC
     ACCOUNTANTS  FOR  THE  FISCAL  YEAR
     ENDING SEPTEMBER 30, 2000.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.